UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2021 (April 29, 2021)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	OTHER EVENTS
On April 12, 2021, the United States Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”)1 discussing the accounting implications of certain terms that are common in warrants issued by a publicly-held special purpose acquisition company (“SPAC”).

Rimini Street, Inc. (the “Company”) became public in October 2017 through a merger with GP Investments Acquisition Corp. (“GPIA”), a SPAC, and certain warrants were issued in connection with the transaction. Currently, there are outstanding warrants to purchase approximately 6.1 million shares of the Company’s common stock, par value $0.0001 per share (the ”Common Stock”), at $11.50 per share (the “GP Sponsor Private Placement Warrants”), which were sold in a private placement transaction in May 2015 to GPIC, Ltd. (the “GP Sponsor”) by GPIA, contemporaneously with GPIA’s initial public offering. The GP Sponsor Private Placement Warrants expire in October 2022, may be exercised by cashless transaction, and are currently 100% owned by the GP Sponsor.

Promptly following issuance of the Statement, Company management, in consultation with the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), evaluated the terms of the warrants issued in connection with the SPAC transaction and the accounting treatment for those warrants. The Company concluded that – based on the Statement – the GP Sponsor Private Placement Warrant terms include provisions that preclude these warrants from being classified as components of equity, and, instead, should be classified as non-cash liabilities in the Company’s financial statements. Under this accounting treatment, the Company is required to measure the fair value of the GP Sponsor Private Placement Warrants at the end of each reporting period and recognize changes in the fair value from the prior period in the Company’s operating results for the current period. Once the warrants are either exercised or expire, the non-cash liability will be settled, and any remaining balance will be recorded as a non-cash gain. The warrants are currently out-of-the-money and valued through the Black Scholes pricing model.

The Company further determined that the previous accounting treatment of the GP Sponsor Private Placement Warrants resulted in immaterial misstatements in the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ending December 31, 2020, as filed with the SEC on March 3, 2021 (the “2020 Form 10-K”). The Company’s audited consolidated financial statements included in its 2020 Form 10-K continue to present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and December 31, 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles. KPMG’s opinion on the Company’s audited consolidated financial statements remains unchanged.

With respect to internal control over financial reporting, the Company re-evaluated its internal controls surrounding its accounting for the GP Sponsor Private Placement Warrants and determined that a control deficiency existed such that the possibility of a material misstatement in the Company’s consolidated financial statements would not have been prevented or detected on a timely basis.

Accordingly, as a result of this deficiency identified as a result of Company management’s determination that the previous accounting treatment for the GP Sponsor Private Placement Warrants was incorrect, on April 29, 2021, Company management determined that it had a material weakness in internal control over financial reporting as of December 31, 2020 and communicated this fact to both the Audit Committee and KPMG. Due to this material weakness, reliance should not be placed on Management’s Report on Internal Control over Financial Reporting or KPMG’s opinion on internal controls included in the 2020 Form 10-K.

The Company intends to file an amendment to its 2020 Form 10-K to appropriately revise Management’s Report on Internal Control over Financial Reporting and Evaluation of Disclosure Controls and Procedures and to include KPMG’s revised report on Internal Control over Financial Reporting as of December 31, 2020. These changes will have no material impact on the consolidated financial statements for the fiscal year ended December 31, 2020, which can still be relied upon.

To remediate the material weakness, the Company is in the process of further evaluating and implementing certain changes to its internal controls.

The Audit Committee has discussed the matters disclosed in this Item 8.01 with KPMG and Company management.

1 https://www.sec.gov/news/public-statement/accounting-reporting-warrants-issued-spacs

In order to provide Company management sufficient time to complete and file an amendment to its 2020 Form 10-K and make corresponding updates to its unfiled Form 10-Q for the quarter ended March 31, 2021 (the “First Quarter Form 10-Q”), the Company has changed its planned Earnings Call date from May 5, 2021 to May 10, 2021. The Company plans to file an Amended 2020 Form 10-K and the First Quarter Form 10-Q on or before May 10, 2021, which is within the applicable filing deadline for quarterly reports.

Forward-Looking Statements
Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the actions of the holders of the Series A Preferred Stock and the terms and impact of Rimini Street’s remaining outstanding 13.00% Series A Preferred Stock; the duration of and economic, operational and financial impacts on Rimini Street’s business of the COVID-19 pandemic, as well as the actions taken by governmental authorities, clients or others in response to the COVID-19 pandemic; catastrophic events that disrupt Rimini Street’s business or that of its current and prospective clients, changes in the business environment in which Rimini Street operates, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse developments in pending litigation or in the government inquiry or any new litigation; Rimini Street’s need and ability to raise additional equity or debt financing on favorable terms and Rimini Street’s ability to generate cash flows from operations to help fund increased investment in Rimini Street’s growth initiatives; the sufficiency of Rimini Street’s cash and cash equivalents to meet its liquidity requirements; changes in taxes, laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; customer adoption of Rimini Street’s recently introduced products and services, including its Application Management Services (AMS), Rimini Street Advanced Database Security, and services for Salesforce Sales Cloud and Service Cloud products, in addition to other products and services Rimini Street expects to introduce in the near future; the loss of one or more members of Rimini Street’s management team; uncertainty as to the long-term value of Rimini Street’s equity securities; and those risks discussed under the heading “Risk Factors” in Rimini Street’s Annual Report on Form 10-K filed on March 3, 2021 and as updated from time to time by other filings by Rimini Street with the Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: April 30, 2021	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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